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                                                                EXHIBIT 5(g)(iv)



                                     Filed with Post-Effective Amendment No. 15
                                     to this Registration Statement on Form N-4
                                     on April 8, 1993.
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                                                  (Logo of MetLife appears here)
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  EGN                                                   Pension & Savings Center
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                    SIMPLIFIED EMPLOYEE PENSION (SEP) PLAN
                        FUNDING AUTHORIZATION AGREEMENT

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
Name of Employer:___________________________________________________________________________________________________________________


Contact Person:__________________________________________________________ Title:____________________________________________________


Employer Tax ID Number:__________________________________________________ Phone #:__________________________________________________


Employer Address:___________________________________________________________________________________________________________________


City:____________________________________________________________________ State: ________________________ Zip:______________________


Tax Status:             [_] Corporation                  [_] Unincorporated               [_] 501c(3) Non-Profit
                        [_] Other:__________________________________________________________________________________________________


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Type of Plan:           [_] SEP using IRS Form 5305-SEP                [_] SAR-SEP using IRS Form 5305A-SEP
(check one)             [_] Prototype SEP using plan documents from_________________________________________

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Contact Type(s):         [_] Preference Plus(R) Account                   [_] Growth Plus(R) Account
(check all that apply)   [_] VestMet (available in certain states)     [_] Max 1/ Max 3
                         [_] Other_____________________________________________________

Contribution Frequency:  [_] Monthly      [_] Quarterly      [_] Semi-Annual      [_] Annual       [_] Other________________________


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I, as the Employer, by signing below, certify and agree that:

 . The Employer acknowledges that the contract(s) purchased is (are) only a funding vehicle(s), and that such contracts are permitted as funding vehicle(s) under the plan.

 . MetLife is not a fiduciary of the plan nor is MetLife authorized to act as your legal counsel or representative.

 . MetLife assumes no responsibility for the plan and is under no obligation to inquire as to the terms of the plan. MetLife will not provide administrative services to the plan unless agreed to in writing by an officer of MetLife under a separate service agreement. For a Salary Reduction SEP (SAR-SEP), I understand that compliance testing is required annually and that MetLife will not provide such testing or the recordkeeping to perform such testing unless agreed to in such writing by an officer of MetLife under a separate service agreement.

 . MetLife shall execute all transactions solely on the signature of the employee as owner of the contract. MetLife is under no obligation to inquire as to the actions of the employee.

 . No one, except an authorized officer of MetLife has the authority to make or change the contract, to waive or alter any rights of
  MetLife, or to make any binding promises about the contract or our services.


_________________________________________________________________________           ________________________________________________
                    SIGNATURE for the EMPLOYER                                                             TITLE

_________________________________________________________________________           ________________________________________________
                     CITY and STATE of SIGNING                                                              DATE

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________________________________________________________        _____________________________       ________________________________
                  REPRESENTATIVE NAME                             BRANCH NUMBER/BRANCH NAME               AGENCY INDEX NUMBER

T22698 SEP (0293) Printed in U.S.A.              Metropolitan Life Insurance Company                         18000005286 SEP (0293)
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                           Home Office: New York, NY